UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

        Date of Report (Date of earliest event reported): April 24, 2001


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Indiana                                  1-9250               35-1468632
----------------------                   ----------------     --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                         (Former name or former address,
                         if changed since last report.)

Item 7(c).  Exhibit.

    99.    Press release of Conseco, Inc. issued April 24, 2001.


Item 9. Regulation FD Disclosure.

From time to time, Gary C. Wendt, the Company's Chairman and Chief Executive Officer, issues memos to Conseco's shareholders and other interested parties which summarize information about the Company. Attached as Exhibit 99 is a copy of a press release dated April 24, 2001, containing memo #11.




         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONSECO, INC.

DATE:  April 25, 2001


                                        By:  /s/ Charles B. Chokel
                                             -----------------------------------
                                             Name:   Charles B. Chokel
                                             Title:  Executive Vice President
                                                       and Chief Financial
                                                       Officer